Unity Bancorp, Inc.

64 Old Highway 22

Clinton, NJ 08809

800-618-BANK

www.unitybank.com

NewsNewsNewsNewsNews

For Immediate Release:

October 24, 2013

News Media & Financial Analyst Contact:

Alan J. Bedner, EVP

Chief Financial Officer

(908) 713-4308

Unity Bancorp Reports 48.1% Increase in Quarterly Earnings

and 52.0% Increase in Year to Date Earnings

Clinton, NJ - Unity Bancorp, Inc. (NASDAQ: UNTY), parent company of Unity Bank, reported net income available to common shareholders of $1.2 million, or $0.15 per diluted share, for the three months ended September 30, 2013, a 48.1% increase compared to $799 thousand, or $0.10 per diluted share, for the same period a year ago.  Return on average assets and average common equity for the quarter were 0.62% and 8.25%, respectively, compared to 0.60% and 5.74% for the same period a year ago.

During the third quarter, Unity:

×	Redeemed the remaining $10.3 million of preferred stock issued in connection with participation in the Treasury’s Capital Purchase Program (“CPP”) on July 3, 2013.
×	Repurchased the warrants issued in connection with the CPP for $2.7 million.
×	Realized record growth in commercial loans with a 15.6% increase since year-end 2012.
×	Closed $37.5 million in residential mortgage loans for the third quarter and $122.9 million year-to-date.
×	Expanded the Small Business Administration (“SBA”) lending division with the addition of two new loan officers.
×	Continued to reduce noninterest expense compared to the prior year and prior quarter periods.
×	Although nonperforming loans increased, we reduced the number of delinquent loan accounts compared to the prior quarter and year-end periods.
×	Rang the closing bell at NASDAQ on August 22, 2013 commemorating Unity Bancorp’s 15th anniversary of listing on the exchange.

“This was a pivotal quarter for Unity,” reported James A. Hughes, President and CEO.  “We repaid the TARP, realized record loan and deposit growth, expanded net revenue and our earnings have increased substantially over prior periods.  I anticipate that these positive trends will continue for the foreseeable future.”

For the nine months ended September 30, 2013, net income available to common shareholders totaled $2.9 million, or $0.36 per diluted share, a 52.0% increase compared to $1.9 million or $0.24 per diluted share for the comparable period of 2012.  Return on average assets and average common equity for the nine month periods were 0.63% and 6.67%, respectively, compared to 0.51% and 4.61% for the same period a year ago.

Net Interest Income

Compared to a year ago, net interest income decreased $156 thousand and $327 thousand for the three and nine month periods, respectively.  The net interest margin was 3.53% and 3.57% for the quarter and year-to-date periods, respectively.  While net interest income is lower than the prior year, on a linked quarter basis it has increased as lower deposit rates and increased commercial and residential mortgage loan volume have helped to offset lower yields on our securities and loan portfolios.  We expect net interest income to continue to expand in future quarters due to strong loan growth.

Provision for Loan Losses

The provision for loan losses for the quarter ended September 30, 2013 was $600 thousand compared to $1.0 million for the prior year’s quarter, and for the nine month period ended September 30, 2013, the provision declined to $1.6 million from $3.2 million in the first nine months of 2012.  The reduced provision reflects a lower level of net charge-offs for the quarter and year-to-date periods.

Noninterest Income

Noninterest income decreased $124 thousand to $1.7 million for the three months and $198 thousand to $5.1 million for the nine months ended September 30, 2013, compared to the same periods last year. The decreases during both periods were driven by lower sales volume and subsequent gains on residential mortgage loan sales, as we held a larger number of these loans in our portfolio.  These decreases were partially offset by increased gains on the sale of SBA loans due to a higher volume of loans sold.

During the quarter, $14.1 million in residential mortgage loans were sold at a gain of $314 thousand, compared to $30.1 million sold at a gain of $662 thousand during the prior year’s quarter.  For the nine month period, $62.6 million in residential mortgage loans were sold at a gain of $1.3 million, compared to $71.6 million sold at a gain of $1.5 million during the prior year’s period.  We do not anticipate the rise in interest rates to have a material impact on our residential mortgage origination volume.

SBA loan sales totaled $3.1 million with gains on sale of $280 thousand for the quarter compared to sales of $442 thousand and $46 thousand in gains during the prior year’s quarter.  For the nine month period, SBA loan sales totaled $6.3 million with gains on sale of $607 thousand compared to sales of $4.7 million and $427 thousand in gains during the prior year’s quarter.  With the addition of SBA loan officers this quarter we expect to see an increase in the volume of local SBA loan originations.

Noninterest Expense

Noninterest expense decreased $64 thousand to $5.9 million for the three months ended September 30, 2013, while year-to-date expense decreased $25 thousand to $18.1 million.  The decreases in each of these periods were the result of lower mortgage commissions as we held a larger portion of originated mortgages in our portfolio, reduced salary compensation from position vacancies and lower occupancy expense as a result of cost savings realized from the purchase of three of our previously leased locations.   Other notable expense fluctuations included an increase in other real estate owned (“OREO”) expenses during the quarter due to a property valuation adjustment, net loss on sales and property management expenses.   On a year-to-date basis, advertising expenses declined based on the timing of retail branch related promotions, loan collection costs remain elevated due to higher appraisal, insurance and other collection costs, and recruiting and director expenses increased.

Financial Condition

At September 30, 2013, total assets were $876.1 million, an increase of $56.4 million from the prior year end:

×

Total loans increased $73.6 million or 12.5%, to $660.6 million at September 30, 2013. This growth came from our commercial and residential mortgage loan portfolios which increased $47.1 million and $41.0 million, respectively.  Future loan growth is expected in both of these portfolios, while the Company plans to continue shrinking it’s out of market SBA portfolio.

×

Total deposits increased $78.4 million or 12.1%, to $727.1 million at September 30, 2013 due to growth in noninterest-bearing deposits, time deposits and interest-bearing demand deposits.  This increase included a $36 million short-term noninterest-bearing demand deposit account which is expected to decline by year-end.  Excluding this account, total deposits increased $42.4 million or 6.5%.  Time deposits have increased $38.1 million from year-end, with the majority of this coming in the third quarter in response to a certificate of deposit (“CD”) promotion and the addition of brokered CDs.

×

Shareholders’ equity was $55.9 million at September 30, 2013, a decrease of $21.6 million from year-end 2012, due primarily to the redemption of $20.6 million in preferred stock issued in connection with the CPP and repurchase of the related warrants for $2.7 million.

×	Book value per common share was $7.41 as of September 30, 2013.
×	At September 30, 2013 the leverage, Tier I and Total Risk Based Capital ratios were 8.33%, 10.81% and 12.07% respectively, all in excess of the ratios required to be deemed “well-capitalized”.

Credit Quality

×

Nonperforming assets totaled $17.9 million at September 30, 2013 or 2.70% of total loans and OREO, compared to $19.3 million or 3.28% of total loans and OREO at year-end 2012. Nonperforming assets increased $3.8 million compared to the quarter-ended June 30, 2013, primarily due to the addition of a $3.0 million commercial real estate loan. Although nonperforming assets have increased, credit quality has improved as the number of delinquent loans has fallen. We are optimistic that we will continue to have further improvement in credit quality.

×	OREO decreased $577 thousand to $1.2 million at September 30, 2013 due to the sale of 10 properties.
×	The allowance for loan losses totaled $13.6 million at September 30, 2013 or 2.05% of total loans.
×

Net charge-offs were $1.4 million for the three months ended September 30, 2013, compared to $2.0 million for the same period a year ago.  For the nine months ended September 30, 2013, net charge-offs were $2.8 million compared to $4.3 million for the prior year period.

×

Troubled debt restructurings (“TDRs”) decreased $5.2 million from year-end to $9.5 million due to principal pay downs, a refinanced transaction and the addition of one loan.  At September 30, 2013, 81.0% of our TDRs were performing.

Unity Bancorp, Inc. is a financial service organization headquartered in Clinton, New Jersey, with approximately $876 million in assets and $727 million in deposits.  Unity Bank provides financial services to retail, corporate and small business customers through its 15 retail service centers located in Hunterdon, Middlesex, Somerset, Union and Warren Counties in New Jersey and Northampton County, Pennsylvania.  For additional information about Unity, visit our website at www.unitybank.com , or call 800- 618-BANK.

This news release contains certain forward-looking statements, either expressed or implied, which are provided to assist the reader in understanding anticipated future financial performance.  These statements may be identified by use of the words “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project” or similar expressions.  These statements involve certain risks, uncertainties, estimates and assumptions made by management, which are subject to factors beyond the company’s control and could impede its ability to achieve these goals.  These factors include those items included in our Annual Report on Form 10-K under the heading “Item IA-Risk Factors” as well as general economic conditions, trends in interest rates, the ability of our borrowers to repay their loans, our ability to manage and reduce the level of our nonperforming assets, and results of regulatory exams, among other factors.

UNITY BANCORP, INC.

SUMMARY FINANCIAL HIGHLIGHTS

September 30, 2013

				September 30, 2013 vs.
				June 30, 2013	September 30, 2012
(In thousands, except percentages and per share amounts)	September 30, 2013	June 30, 2013	September 30, 2012%		%
BALANCE SHEET DATA:
Total assets	$876,101	$824,575	$802,675	6.2%	9.1%
Total deposits	727,112	628,369	633,126	15.7	14.8
Total loans	660,617	622,316	596,910	6.2	10.7
Total securities	106,906	111,269	106,437	(3.9)	0.4
Total shareholders' equity	55,939	68,287	76,387	(18.1)	(26.8)
Allowance for loan losses	(13,550)	(14,309)	(15,294)	5.3	11.4

FINANCIAL DATA - QUARTER TO DATE:
Income before provision for income taxes	$1,986	$2,086	$1,802	(4.8)	10.2
Provision for income taxes	684	739	606	(7.4)	12.9
Net income	1,302	1,347	1,196	(3.3)	8.9
Preferred stock dividends and discount accretion	119	465	397	(74.4)	(70.0)
Income available to common shareholders	$1,183	$882	$799	34.1	48.1

Net income per common share - Basic (1)	$0.16	$0.12	$0.11	33.3	45.5
Net income per common share - Diluted (1)	$0.15	$0.11	$0.10	36.4	50.0

Return on average assets	0.62%	0.67%	0.60%	(7.5)	3.3
Return on average equity (2)	8.25%	6.11%	5.74%	35.0	43.7
Efficiency ratio	69.93%	72.72%	68.22%	(3.8)	2.5

FINANCIAL DATA - YEAR TO DATE:
Income before provision for income taxes	$5,810		$4,660		24.7
Provision for income taxes	1,962		1,583		23.9
Net income	3,848		3,077		25.1
Preferred stock dividends and discount accretion	988		1,195		(17.3)
Income available to common shareholders	$2,860		$1,882		52.0

Net income per common share - Basic (1)	$0.38		$0.25		52.0
Net income per common share - Diluted (1)	$0.36		$0.24		50.0

Return on average assets	0.63%		0.51%		23.5
Return on average equity (2)	6.67%		4.61%		44.7
Efficiency ratio	72.17%		71.20%		1.4

SHARE INFORMATION:
Market price per share	$7.46	$7.10	$6.13	5.1	21.7
Dividends paid	$0.01	$0.01	$-	-	100.0
Book value per common share	$7.41	$7.70	$7.52	(3.8)	(1.5)
Average diluted shares outstanding (QTD)	7,822	7,911	7,782	(1.1)	0.5

CAPITAL RATIOS:
Total equity to total assets	6.38%	8.28%	9.52%	(22.9)	(33.0)
Leverage ratio	8.33%	10.23%	11.20%	(18.6)	(25.6)
Tier 1 risk-based capital ratio	10.81%	13.36%	14.52%	(19.1)	(25.6)
Total risk-based capital ratio	12.07%	14.63%	15.78%	(17.5)	(23.5)

CREDIT QUALITY AND RATIOS:
Nonperforming assets	$17,903	$14,109	$18,790	26.9	(4.7)
QTD net chargeoffs (annualized) to QTD average loans	0.84%	0.22%	1.32%	281.8	(36.4)
Allowance for loan losses to total loans	2.05%	2.30%	2.56%	(10.9)	(19.9)
Nonperforming assets to total loans and OREO	2.70%	2.26%	3.14%	19.5	(14.0)
Nonperforming assets to total assets	2.04%	1.71%	2.34%	19.3%	(12.8)%

(1)	Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by weighted average shares outstanding.
(2)	Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by average shareholders' equity (excluding preferred stock).

UNITY BANCORP, INC.

CONSOLIDATED BALANCE SHEETS

September 30, 2013

				September 30, 2013 vs.
				December 31, 2012	September 30, 2012
(In thousands, except percentages)	September 30, 2013	December 31, 2012	September 30, 2012%		%
ASSETS
Cash and due from banks	$27,602	$23,705	$17,027	16.4%	62.1%
Federal funds sold and interest-bearing deposits	47,124	70,487	55,536	(33.1)	(15.1)
Cash and cash equivalents	74,726	94,192	72,563	(20.7)	3.0
Securities:
Securities available for sale	80,926	89,538	90,852	(9.6)	(10.9)
Securities held to maturity	25,980	21,515	15,585	20.8	66.7
Total securities	106,906	111,053	106,437	(3.7)	0.4
Loans:
SBA loans held for sale	5,893	6,937	7,708	(15.0)	(23.5)
SBA loans held to maturity	50,445	58,593	59,299	(13.9)	(14.9)
SBA 504 loans	37,041	41,438	41,771	(10.6)	(11.3)
Commercial loans	348,625	301,564	306,569	15.6	13.7
Residential mortgage loans	173,129	132,094	137,192	31.1	26.2
Consumer loans	45,484	46,410	44,371	(2.0)	2.5
Total loans	660,617	587,036	596,910	12.5	10.7
Allowance for loan losses	(13,550)	(14,758)	(15,294)	8.2	11.4
Net loans	647,067	572,278	581,616	13.1	11.3
Premises and equipment, net	15,671	12,062	12,016	29.9	30.4
Bank owned life insurance ("BOLI")	12,648	9,402	9,327	34.5	35.6
Deferred tax assets	6,880	5,954	6,221	15.6	10.6
Federal Home Loan Bank stock	3,952	3,989	3,989	(0.9)	(0.9)
Accrued interest receivable	3,131	3,298	3,478	(5.1)	(10.0)
Other real estate owned ("OREO")	1,249	1,826	1,456	(31.6)	(14.2)
Prepaid FDIC insurance	-	1,929	2,079	(100.0)	(100.0)
Goodwill and other intangibles	1,516	1,516	1,518	-	(0.1)
Other assets	2,355	2,231	1,975	5.6	19.2
Total assets	$876,101	$819,730	$802,675	6.9%	9.1%

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Noninterest-bearing demand deposits	$163,617	$114,424	$105,529	43.0%	55.0%
Interest-bearing demand deposits	119,579	114,838	104,469	4.1	14.5
Savings deposits	280,892	294,533	295,567	(4.6)	(5.0)
Time deposits, under $100,000	95,990	76,994	78,104	24.7	22.9
Time deposits, $100,000 and over	67,034	47,971	49,457	39.7	35.5
Total deposits	727,112	648,760	633,126	12.1	14.8
Borrowed funds	75,000	75,000	75,000	-	-
Subordinated debentures	15,465	15,465	15,465	-	-
Accrued interest payable	430	434	464	(0.9)	(7.3)
Accrued expenses and other liabilities	2,155	2,561	2,233	(15.9)	(3.5)
Total liabilities	820,162	742,220	726,288	10.5	12.9
Shareholders' equity:
Cumulative perpetual preferred stock	-	20,115	19,968	(100.0)	(100.0)
Common stock	51,944	54,274	54,176	(4.3)	(4.1)
Retained earnings	4,408	1,788	1,028	146.5	328.8
Accumulated other comprehensive income (loss)	(413)	1,333	1,215	(131.0)	(134.0)
Total shareholders' equity	55,939	77,510	76,387	(27.8)	(26.8)
Total liabilities and shareholders' equity	$876,101	$819,730	$802,675	6.9%	9.1%

Preferred shares	-	21	21
Issued and outstanding common shares	7,546	7,534	7,503

UNITY BANCORP, INC.

QTD CONSOLIDATED STATEMENTS OF INCOME

September 30, 2013

				September 30, 2013 vs.
	For the three months ended			June 30, 2013		September 30, 2012
(In thousands, except percentages and per share amounts)	September 30, 2013	June 30, 2013	September 30, 2012	$	%	$	%
INTEREST INCOME
Federal funds sold and interest-bearing deposits	$9	$7	$13	$2	28.6%	$(4)	(30.8)%
Federal Home Loan Bank stock	40	35	50	5	14.3	(10)	(20.0)
Securities:
Taxable	591	620	694	(29)	(4.7)	(103)	(14.8)
Tax-exempt	109	125	108	(16)	(12.8)	1	0.9
Total securities	700	745	802	(45)	(6.0)	(102)	(12.7)
Loans:
SBA loans	586	778	881	(192)	(24.7)	(295)	(33.5)
SBA 504 loans	411	441	647	(30)	(6.8)	(236)	(36.5)
Commercial loans	4,387	4,250	4,313	137	3.2	74	1.7
Residential mortgage loans	1,861	1,649	1,631	212	12.9	230	14.1
Consumer loans	480	496	534	(16)	(3.2)	(54)	(10.1)
Total loans	7,725	7,614	8,006	111	1.5	(281)	(3.5)
Total interest income	8,474	8,401	8,871	73	0.9	(397)	(4.5)
INTEREST EXPENSE
Interest-bearing demand deposits	90	90	108	-	-	(18)	(16.7)
Savings deposits	183	164	293	19	11.6	(110)	(37.5)
Time deposits	510	537	619	(27)	(5.0)	(109)	(17.6)
Borrowed funds and subordinated debentures	820	808	824	12	1.5	(4)	(0.5)
Total interest expense	1,603	1,599	1,844	4	0.3	(241)	(13.1)
Net interest income	6,871	6,802	7,027	69	1.0	(156)	(2.2)
Provision for loan losses	600	300	1,000	300	100.0	(400)	(40.0)
Net interest income after provision for loan losses	6,271	6,502	6,027	(231)	(3.6)	244	4.0
NONINTEREST INCOME
Branch fee income	398	348	383	50	14.4	15	3.9
Service and loan fee income	351	319	366	32	10.0	(15)	(4.1)
Gain on sale of SBA loans held for sale, net	280	86	46	194	225.6	234	508.7
Gain on sale of mortgage loans, net	314	547	662	(233)	(42.6)	(348)	(52.6)
BOLI income	100	75	74	25	33.3	26	35.1
Net security gains	34	108	7	(74)	(68.5)	27	385.7
Other income	173	175	236	(2)	(1.1)	(63)	(26.7)
Total noninterest income	1,650	1,658	1,774	(8)	(0.5)	(124)	(7.0)
NONINTEREST EXPENSE
Compensation and benefits	2,984	3,166	3,191	(182)	(5.7)	(207)	(6.5)
Occupancy	598	627	690	(29)	(4.6)	(92)	(13.3)
Processing and communications	598	562	544	36	6.4	54	9.9
Furniture and equipment	374	371	368	3	0.8	6	1.6
Professional services	210	234	196	(24)	(10.3)	14	7.1
Loan collection costs	188	228	182	(40)	(17.5)	6	3.3
OREO expenses	174	63	36	111	176.2	138	383.3
Deposit insurance	165	179	162	(14)	(7.8)	3	1.9
Advertising	218	181	181	37	20.4	37	20.4
Other expenses	426	463	449	(37)	(8.0)	(23)	(5.1)
Total noninterest expense	5,935	6,074	5,999	(139)	(2.3)	(64)	(1.1)
Income before provision for income taxes	1,986	2,086	1,802	(100)	(4.8)	184	10.2
Provision for income taxes	684	739	606	(55)	(7.4)	78	12.9
Net income	1,302	1,347	1,196	(45)	(3.3)	106	8.9
Preferred stock dividends and discount accretion	119	465	397	(346)	(74.4)	(278)	(70.0)
Income available to common shareholders	$1,183	$882	$799	$301	34.1%	$384	48.1%

Effective tax rate	34.4%	35.4%	33.6%

Net income per common share - Basic (1)	$0.16	$0.12	$0.11
Net income per common share - Diluted (1)	$0.15	$0.11	$0.10

Weighted average common shares outstanding - Basic	7,545	7,544	7,473
Weighted average common shares outstanding - Diluted	7,822	7,911	7,782
(1)	Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by weighted average shares outstanding.

UNITY BANCORP, INC.

YTD CONSOLIDATED STATEMENTS OF INCOME

September 30, 2013

	For the nine months ended September 30,		Current YTD vs. Prior YTD
(In thousands, except percentages and per share amounts)	2013	2012	$	%
INTEREST INCOME
Federal funds sold and interest-bearing deposits	$31	$56	$(25)	(44.6)%
Federal Home Loan Bank stock	118	144	(26)	(18.1)
Securities:
Taxable	1,858	2,177	(319)	(14.7)
Tax-exempt	354	371	(17)	(4.6)
Total securities	2,212	2,548	(336)	(13.2)
Loans:
SBA loans	2,141	2,652	(511)	(19.3)
SBA 504 loans	1,503	2,098	(595)	(28.4)
Commercial loans	12,638	12,707	(69)	(0.5)
Residential mortgage loans	5,060	4,869	191	3.9
Consumer loans	1,485	1,624	(139)	(8.6)
Total loans	22,827	23,950	(1,123)	(4.7)
Total interest income	25,188	26,698	(1,510)	(5.7)
INTEREST EXPENSE
Interest-bearing demand deposits	281	368	(87)	(23.6)
Savings deposits	524	933	(409)	(43.8)
Time deposits	1,593	2,222	(629)	(28.3)
Borrowed funds and subordinated debentures	2,428	2,486	(58)	(2.3)
Total interest expense	4,826	6,009	(1,183)	(19.7)
Net interest income	20,362	20,689	(327)	(1.6)
Provision for loan losses	1,550	3,200	(1,650)	(51.6)
Net interest income after provision for loan losses	18,812	17,489	1,323	7.6
NONINTEREST INCOME
Branch fee income	1,093	1,131	(38)	(3.4)
Service and loan fee income	975	954	21	2.2
Gain on sale of SBA loans held for sale, net	607	427	180	42.2
Gain on sale of mortgage loans, net	1,339	1,526	(187)	(12.3)
BOLI income	246	220	26	11.8
Net security gains	367	514	(147)	(28.6)
Other income	505	558	(53)	(9.5)
Total noninterest income	5,132	5,330	(198)	(3.7)
NONINTEREST EXPENSE
Compensation and benefits	9,325	9,505	(180)	(1.9)
Occupancy	1,918	2,038	(120)	(5.9)
Processing and communications	1,720	1,631	89	5.5
Furniture and equipment	1,110	1,085	25	2.3
Professional services	634	598	36	6.0
Loan collection costs	594	453	141	31.1
OREO expenses	364	398	(34)	(8.5)
Deposit insurance	493	502	(9)	(1.8)
Advertising	519	630	(111)	(17.6)
Other expenses	1,457	1,319	138	10.5
Total noninterest expense	18,134	18,159	(25)	(0.1)
Income before provision for income taxes	5,810	4,660	1,150	24.7
Provision for income taxes	1,962	1,583	379	23.9
Net income	3,848	3,077	771	25.1
Preferred stock dividends and discount accretion	988	1,195	(207)	(17.3)
Income available to common shareholders	$2,860	$1,882	$978	52.0%

Effective tax rate	33.8	34.0

Net income per common share - Basic (1)	$0.38	0.25
Net income per common share - Diluted (1)	$0.36	0.24

Weighted average common shares outstanding - Basic	7,542	7,465
Weighted average common shares outstanding - Diluted	7,867	7,786
(1)	Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by weighted average shares outstanding.

UNITY BANCORP, INC.

QTD NET INTEREST MARGIN

September 30, 2013

	For the three months ended
	September 30, 2013			June 30, 2013
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits	$25,841	$9	0.14%	$25,312	$7	0.11%
Federal Home Loan Bank stock	4,022	40	3.95	4,007	35	3.50
Securities:
Taxable	87,694	591	2.70	95,675	620	2.59
Tax-exempt	18,474	162	3.51	20,440	186	3.64
Total securities (A)	106,168	753	2.84	116,115	806	2.77
Loans:
SBA loans	59,755	586	3.92	63,007	778	4.94
SBA 504 loans	37,971	411	4.29	39,408	441	4.49
Commercial loans	335,404	4,387	5.19	315,128	4,250	5.41
Residential mortgage loans	163,805	1,861	4.54	143,835	1,649	4.59
Consumer loans	45,709	480	4.17	45,295	496	4.39
Total loans (B)	642,644	7,725	4.78	606,673	7,614	5.03
Total interest-earning assets	$778,675	$8,527	4.36%	$752,107	$8,462	4.51%

Noninterest-earning assets:
Cash and due from banks	24,367			22,866
Allowance for loan losses	(14,310)			(14,747)
Other assets	44,184			41,435
Total noninterest-earning assets	54,241			49,554
Total assets	$832,916			$801,661

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	$115,085	$90	0.31%	$116,414	$90	0.31%
Savings deposits	277,501	183	0.26	270,097	164	0.24
Time deposits	150,533	510	1.34	124,285	537	1.73
Total interest-bearing deposits	543,119	783	0.57	510,796	791	0.62
Borrowed funds and subordinated debentures	92,025	820	3.49	91,653	808	3.49
Total interest-bearing liabilities	$635,144	$1,603	0.99%	$602,449	$1,599	1.06%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	137,711			122,635
Other liabilities	2,918			3,554
Total noninterest-bearing liabilities	140,629			126,189
Total shareholders' equity	57,143			73,023
Total liabilities and shareholders' equity	$832,916			$801,661

Net interest spread		$6,924	3.37%		$6,863	3.45%
Tax-equivalent basis adjustment		(53)			(61)
Net interest income		$6,871			$6,802
Net interest margin			3.53%			3.66%

(A)

Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis.  They are reduced by the nondeductible portion of interest expense, assuming a federal tax rate of 34 percent and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

QTD NET INTEREST MARGIN

September 30, 2013

	For the three months ended
	September 30, 2013			September 30, 2012
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits	$25,841	$9	0.14%	$40,183	$13	0.13%
Federal Home Loan Bank stock	4,022	40	3.95	3,989	50	4.99
Securities:
Taxable	87,694	591	2.70	97,389	694	2.85
Tax-exempt	18,474	162	3.51	14,271	161	4.51
Total securities (A)	106,168	753	2.84	111,660	855	3.06
Loans:
SBA loans	59,755	586	3.92	66,484	881	5.30
SBA 504 loans	37,971	411	4.29	44,583	647	5.77
Commercial loans	335,404	4,387	5.19	307,090	4,313	5.59
Residential mortgage loans	163,805	1,861	4.54	136,568	1,631	4.78
Consumer loans	45,709	480	4.17	46,116	534	4.61
Total loans (B)	642,644	7,725	4.78	600,841	8,006	5.31
Total interest-earning assets	$778,675	$8,527	4.36%	$756,673	$8,924	4.70%

Noninterest-earning assets:
Cash and due from banks	24,367			16,211
Allowance for loan losses	(14,310)			(16,508)
Other assets	44,184			40,138
Total noninterest-earning assets	54,241			39,841
Total assets	$832,916			$796,514

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	$115,085	$90	0.31%	$103,029	$108	0.42%
Savings deposits	277,501	183	0.26	287,054	293	0.41
Time deposits	150,533	510	1.34	131,356	619	1.87
Total interest-bearing deposits	543,119	783	0.57	521,439	1,020	0.78
Borrowed funds and subordinated debentures	92,025	820	3.49	90,465	824	3.56
Total interest-bearing liabilities	$635,144	$1,603	0.99%	$611,904	$1,844	1.19%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	137,711			105,876
Other liabilities	2,918			3,469
Total noninterest-bearing liabilities	140,629			109,345
Total shareholders' equity	57,143			75,265
Total liabilities and shareholders' equity	$832,916			$796,514

Net interest spread		$6,924	3.37%		$7,080	3.51%
Tax-equivalent basis adjustment		(53)			(53)
Net interest income		$6,871			$7,027
Net interest margin			3.53%			3.72%

(A)

Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis.  They are reduced by the nondeductible portion of interest expense, assuming a federal tax rate of 34 percent and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

YEAR TO DATE NET INTEREST MARGIN

September 30, 2013

	For the nine months ended
	September 30, 2013			September 30, 2012
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits	$37,760	$31	0.11%	$45,206	$56	0.17%
Federal Home Loan Bank stock	4,006	118	3.94	4,023	144	4.78
Securities:
Taxable	94,431	1,858	2.62	101,955	2,177	2.85
Tax-exempt	19,130	525	3.66	15,886	550	4.62
Total securities (A)	113,561	2,383	2.80	117,841	2,727	3.08
Loans:
SBA loans	62,695	2,141	4.55	69,162	2,652	5.11
SBA 504 loans	39,493	1,503	5.09	47,687	2,098	5.88
Commercial loans	318,554	12,638	5.30	298,279	12,707	5.69
Residential mortgage loans	147,944	5,060	4.56	134,353	4,869	4.83
Consumer loans	45,703	1,485	4.34	46,459	1,624	4.67
Total loans (B)	614,389	22,827	4.96	595,940	23,950	5.36
Total interest-earning assets	$769,716	$25,359	4.40%	$763,010	$26,877	4.70%

Noninterest-earning assets:
Cash and due from banks	22,340			16,088
Allowance for loan losses	(14,682)			(16,758)
Other assets	41,198			40,068
Total noninterest-earning assets	48,856			39,398
Total assets	$818,572			$802,408

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	$116,709	$281	0.32%	$107,437	$368	0.46%
Savings deposits	280,973	524	0.25	280,459	933	0.44
Time deposits	132,607	1,593	1.61	142,263	2,222	2.09
Total interest-bearing deposits	530,289	2,398	0.61	530,159	3,523	0.89
Borrowed funds and subordinated debentures	91,387	2,428	3.50	90,465	2,486	3.61
Total interest-bearing liabilities	$621,676	$4,826	1.03%	$620,624	$6,009	1.29%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	124,539			104,145
Other liabilities	3,237			3,386
Total noninterest-bearing liabilities	127,776			107,531
Total shareholders' equity	69,120			74,253
Total liabilities and shareholders' equity	$818,572			$802,408

Net interest spread		$20,533	3.37%		$20,868	3.41%
Tax-equivalent basis adjustment		(171)			(179)
Net interest income		$20,362			$20,689
Net interest margin			3.57%			3.65%

(A)

Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis.  They are reduced by the nondeductible portion of interest expense, assuming a federal tax rate of 34 percent and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

QUARTERLY ALLOWANCE FOR LOAN LOSSES AND LOAN QUALITY SCHEDULES

September 30, 2013

Amounts in thousands, except percentages	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012
ALLOWANCE FOR LOAN LOSSES:
Balance, beginning of period	$14,309	$14,345	$14,758	$15,294	$16,284
Provision for loan losses charged to expense	600	300	650	800	1,000
	14,909	14,645	15,408	16,094	17,284
Less: Chargeoffs
SBA loans	211	167	570	251	254
SBA 504 loans	590	200	200	-	481
Commercial loans	253	200	375	1,190	1,428
Residential mortgage loans	125	-	125	152	65
Consumer loans	229	-	59	-	31
Total chargeoffs	1,408	567	1,329	1,593	2,259
Add: Recoveries
SBA loans	12	8	137	22	195
SBA 504 loans	-	154	25	50	15
Commercial loans	24	65	101	184	58
Residential mortgage loans	13	2	2	-	-
Consumer loans	-	2	1	1	1
Total recoveries	49	231	266	257	269
Net chargeoffs	1,359	336	1,063	1,336	1,990
Balance, end of period	$13,550	$14,309	$14,345	$14,758	$15,294

LOAN QUALITY INFORMATION:
Nonperforming loans (1)	$16,654	$13,357	$14,904	$17,468	$17,334
Other real estate owned ("OREO")	1,249	752	1,052	1,826	1,456
Nonperforming assets	17,903	14,109	15,956	19,294	18,790
Less: Amount guaranteed by SBA	592	736	1,863	1,849	566
Net nonperforming assets	$17,311	$13,373	$14,093	$17,445	$18,224

Loans 90 days past due & still accruing	$861	$429	$632	$109	$1,630

Performing Troubled Debt Restructurings (TDRs)	$7,705	$10,649	$15,068	$13,576	$17,250
(1) Nonperforming TDRs included above	1,765	1,658	1,084	1,087	1,628
Total TDRs	$9,470	$12,307	$16,152	$14,663	$18,878

Allowance for loan losses to:
Total loans at quarter end	2.05%	2.30%	2.40%	2.51%	2.56%
Nonperforming loans (1)	81.36	107.13	96.25	84.49	88.23
Nonperforming assets	75.69	101.42	89.90	76.49	81.39
Net nonperforming assets	78.27	107.00	101.79	84.60	83.92

QTD net chargeoffs (annualized) to QTD average loans:
SBA loans	1.32%	1.01%	2.69%	1.37%	0.35%
SBA 504 loans	6.16	0.47	1.73	(0.48)	4.16
Commercial loans	0.27	0.17	0.36	1.31	1.77
Residential mortgage loans	0.27	(0.01)	0.37	0.45	0.19
Consumer loans	1.99	(0.02)	0.51	(0.01)	0.26
Total loans	0.84%	0.22%	0.73%	0.90%	1.32%

Nonperforming loans to total loans	2.52%	2.15%	2.50%	2.98%	2.90%
Nonperforming loans and TDRs to total loans	3.69	3.86	5.02	5.29	5.79
Nonperforming assets to total loans and OREO	2.70	2.26	2.67	3.28	3.14
Nonperforming assets to total assets	2.04	1.71	1.93	2.35	2.34

UNITY BANCORP, INC.

QUARTERLY FINANCIAL DATA

September 30, 2013

(In thousands, except percentages and per share amounts)	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012
SUMMARY OF INCOME:
Total interest income	$8,474	$8,401	$8,313	$8,502	$8,871
Total interest expense	1,603	1,599	1,624	1,765	1,844
Net interest income	6,871	6,802	6,689	6,737	7,027
Provision for loan losses	600	300	650	800	1,000
Net interest income after provision for loan losses	6,271	6,502	6,039	5,937	6,027
Total noninterest income	1,650	1,658	1,825	2,008	1,774
Total noninterest expense	5,935	6,074	6,126	6,135	5,999
Income before provision for income taxes	1,986	2,086	1,738	1,810	1,802
Provision for income taxes	684	739	538	643	606
Net income	1,302	1,347	1,200	1,167	1,196
Preferred stock dividends and discount accretion	119	465	404	408	397
Income available to common shareholders	$1,183	$882	$796	$759	$799

Net income per common share - Basic (1)	$0.16	$0.12	$0.11	$0.10	$0.11
Net income per common share - Diluted (1)	$0.15	$0.11	$0.10	$0.10	$0.10

COMMON SHARE DATA:
Market price per share	$7.46	$7.10	$6.51	$6.24	$6.13
Dividends paid	$0.01	$0.01	$-	$-	$-
Book value per common share	$7.41	$7.70	$7.67	$7.62	$7.52
Weighted average common shares outstanding - Basic	7,545	7,544	7,538	7,514	7,473
Weighted average common shares outstanding - Diluted	7,822	7,911	7,845	7,818	7,782
Issued and outstanding common shares	7,546	7,544	7,548	7,534	7,503

OPERATING RATIOS (Annualized):
Return on average assets	0.62%	0.67%	0.59%	0.57%	0.60%
Return on average equity (2)	8.25	6.11	5.65	5.34	5.74
Efficiency ratio	69.93	72.72	73.91	70.66	68.22

BALANCE SHEET DATA:
Total assets	$876,101	$824,575	$827,182	$819,730	$802,675
Total deposits	727,112	628,369	652,117	648,760	633,126
Total loans	660,617	622,316	596,571	587,036	596,910
Total securities	106,906	111,269	119,334	111,053	106,437
Total shareholders' equity	55,939	68,287	78,157	77,510	76,387
Allowance for loan losses	(13,550)	(14,309)	(14,345)	(14,758)	(15,294)

TAX EQUIVALENT YIELDS AND RATES:
Interest-earning assets	4.36%	4.51%	4.33%	4.44%	4.70%
Interest-bearing liabilities	0.99	1.06	1.04	1.14	1.19
Net interest spread	3.37	3.45	3.29	3.30	3.51
Net interest margin	3.53	3.66	3.52	3.51	3.72

CREDIT QUALITY:
Nonperforming assets	17,903	14,109	15,956	19,294	18,790
QTD net chargeoffs (annualized) to QTD average loans	0.84%	0.22%	0.73%	0.90%	1.32%
Allowance for loan losses to total loans	2.05	2.30	2.40	2.51	2.56
Nonperforming assets to total loans and OREO	2.70	2.26	2.67	3.28	3.14
Nonperforming assets to total assets	2.04	1.71	1.93	2.35	2.34

CAPITAL RATIOS AND OTHER:
Total equity to total assets	6.38%	8.28%	9.45%	9.46%	9.52%
Leverage ratio	8.33	10.23	11.12	11.14	11.20
Tier 1 risk-based capital ratio	10.81	13.36	14.54	14.85	14.52
Total risk-based capital ratio	12.07	14.63	15.80	16.12	15.78
Number of banking offices	15	15	15	15	15
Number of ATMs	16	16	16	16	16
Number of employees	160	153	166	165	161
1)	Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by weighted average shares outstanding.
2)	Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by average shareholders' equity (excluding preferred stock).